Exhibit 99.1

Making it Possible June 2021

Except for historical information, all of the statements, expectations and assumptions contained in this presentation are for war d - looking statements. Forward - looking statements include, but are not limited to, statements that express our intentions, beliefs, expecta tions, strategies, predictions or any other statements relating to our future activities or other future events or conditions, inclu din g estimated market opportunities for our product candidates and platform technology. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, a ctu al outcomes and results may, and are likely to, differ materially from what is expressed or forecasted in the forward - looking state ments due to numerous factors discussed from time to time in documents which we file with the U.S. Securities and Exchange Commissi on. In addition, such statements could be affected by risks and uncertainties related to, among other things: volatility and unce rta inty in the global economy and financial markets in light of the COVID - 19 pandemic; fluctuations in our financial results; the timing and our ability or the ability of our licensees to submit applications for, obtain and maintain regulatory approvals for our product candidat es; changes in legal, regulatory and legislative environments in the markets in which we operate and the impact of these changes on our a bil ity to obtain regulatory approval for our products; the potential impacts of COVID - 19 on our supply chain; the potential advantages of our product candidates and platform technology and potential revenues from licensing transactions; the rate and degree of market acceptance and clinical utility of our product candidates; our estimates regarding the potential market opportunity for our p rod uct candidates; reliance on third parties to develop and commercialize certain of our product candidates; the ability of us and o ur partners to timely develop, implement and maintain manufacturing, commercialization and marketing capabilities and strategies for cert ain of our product candidates; risks of our ongoing clinical trials, including, but not limited to, the costs, design, initiation and en rol lment (which could still be adversely impacted by COVID - 19 and resulting social distancing), timing, progress and results of such trials; our ability to raise additional money to fund our operations for at least the next twelve months as a going concern ; intellectual property risks; and our competitive position. Any forward - looking statements speak only as of the date on which they are made, and except as may be required under applicable securities laws, Eyenovia does not undertake any obligation to update any forward - looking statements. 1 Forward - Looking Statements

Investment Highlights

Late-stage therapeutics pipeline

MicroStat (Mydcombi™) for mydriasis (pupil dilation):
NDA PDUFA date expected October 28, 2021

MicroPine for pediatric progressive myopia:
Phase 3 CHAPERONE study full enrollment expected 4Q 2021

MicroLine for presbyopia (improved near vision):
Phase 3 VISION-1 study successfully completed 2Q 2021

Development and commercialization partnerships

with leading global eyecare companies validate technology and provide significant non-dilutive capital.

Arctic Vision – Announced August 2020 with MicroPine and MicroLine for Greater China and South Korea

Bausch Health – Announced October 2020 for MicroPine in the US and Canada

Clinically validated

in multiple Phase 2 and Phase 3 studies

eyenovia

A leading ophthalmic company

developing next-generation therapeutics delivered using its proprietary Optejet® microdose array print (MAP™) dispensing technology

Platform technology

allows for potential pipeline expansion into further high-value ophthalmic indications

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3 Leadership Team Dr. Sean Ianchulev , MD, MPH CEO, CMO and Co - Founder • Head of ophthalmology research and directed development and FDA approval of Lucentis, most successful ophthalmic drug for Genentech • IanTech founder for cataract device approved by FDA in 2016 and inventor of Intra - operative Aberrometry at Wavetec - Alcon/Novartis • CMO of Transcend Medical (acquired by Alcon/Novartis) John Gandolfo CFO Michael Rowe COO Jennifer Clasby VP Regulatory, Clinical and Quality Luke Clauson VP R&D, Manufacturing

Late-Stage Ophthalmic Pipeline for US Registration in Markets Valued Over $12.7 Billion

Product Candidate	Therapeutic Area	Pre-Clinical/ Formulation	Phase 1	Phase 2	Phase 3	NDA
MydCombi™ *(trop+phen)*	Pharmacologic Mydriasis	$250M+ US market opportunity*			MIST-1 MIST-2	
MicroLine[1] *(pilocarpine)*	Improvement in near vision in patients with presbyopia	~$7.7B US market opportunity[2]			VISION-1	VISION
MicroPine[3] *(atropine)*	Reduction of pediatric myopia progression	$5B+ US market opportunity*			CHAPERONE[4]	

* Estimate only
[1] Out-licensed to Arctic Vision in Greater China and South Korea
[2] Estimate from DelveInsight Presbyopia report, December 2020
[3] Out-licensed to Bausch Health in the US and Canada, and Arctic Vision in Greater China and South Korea
[4] CHAPERONE oversight and costs assumed by Bausch Health

Potential pipeline expansion activities leveraging Optejet technology are ongoing

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5 Potential Topical US Ophthalmic Market For Platform Technology* Lifestyle Enhancement Glaucoma: ~$3 Billion 3 Prescription Dry Eye: ~$1.6 Billion 2 Anti - Inflammatories: ~$1.4 Billion 1 Reduce IOP spikes due to high doses of steroids. Anti - Infectives: ~$650 Million 1 Eliminate contamination from poor usage of eyedropper bottles. *All potential market opportunities are estimates only 4 Estimate from Delveinsight Presbyopia Report, December 2020 1 IMS, 2015 2 Mixture of public information, IQVIA , Market Scope and estimates – Feb 2020 3 IQVIA, 2019 Improve systemic safety profile and allow for development of PGA + BB fixed combinations. Improvement in topical (e.g., hyperemia) and systemic AE profile. Multi - dose preservative free options. Improve clinical probability of success. Enable patients, especially the elderly, to better instill medication for improved results. Multi - dose preservative free options. Current Portfolio: ~$12.9 Billion* Existing Eyenovia portfolio in mydriasis, presbyopia, and myopia, with late - stage, first - in - class therapeutics. $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 Market Size Estimates for the United States (in US$ Billions)

Standard Eyedroppers Have Limited Therapeutic Approaches

- Potential overexposure to drug and preservatives
  - Conventional droppers can overdose the eye by as much as 300%+[1]
  - Known to cause ocular and systemic side effects[1]



Microdose
Drops

- Protruding tip may create cross-contamination risk
  - More than 50% of administrations touch ocular surface[2]
- More difficult to use with poor compliance
  - Requires head tilting and aiming which may be compromised in pediatric and elderly populations
  - No dosage reminders or tracking which may lead to missed doses

[1] Abelson, M., 2020. The Hows And Whys Of Pharmacokinetics. ReviewofOphthalmology.com; accessed 11/3/20
[2] Brown MM, Brown GC, Spaeth GL. Improper topical self-administration of ocular medication among patients with glaucoma. Can J Ophthalmol. 1984 Feb;19(1):2-5. PMID: 6608974.

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7 Optejet Microdose Array Print (MAP) Technology Designed for Optimal Drug Delivery Precise, Physiological Dosing: Directly coats the cornea with ~80% less exposure to drug and preservative toxicity (based on 8µL dose). 1 Designed to eliminate drug overflow for a more comfortable patient experience. Efficacy: Demonstrated statistical and clinically significant efficacy in both IOP reduction and pharmacological mydriasis. 2,3 Safety: Low systemic drug absorption and good ocular tolerability. 3,4 Non - protruding nozzle for no - touch spray application, potentially minimizing risk of cross contamination seen with traditional eyedroppers. Ease of Use: Horizontal drug delivery means no need to tilt the head back. Demonstrated first - time success with both medical professionals and patients. 2 Compliance and Adherence: Can be paired with smart devices to enable dosage reminders and tracking. 1 Abelson, M., 2020. The Hows And Whys Of Pharmacokinetics. ReviewofOphthalmology.com; accessed 11/3/20 2 Pasquale L. et al., Clinical Ophthalmology 2018 3 Wirta D. et al, Presentation at 2019 ASCRS meeting 4 Ianchulev T. et al, Therapeutic Delivery 2018

8 Optejet : Significant Clinical Experience and Validation Five Phase 2 or Phase 3 clinical trials to date featured in dozens of publications and major meetings including ASCRS, AAO, AAOpt , OIS and EYEcelerator .

9 Optejet : Clinical Experience and Validation 0 50 100 150 200 250 300 350 PE 2.5% PE 10% PE 10% μ D Plasma PE ( pg /ml) 101.6 316.3 201.5 p = 0.003 p = 0.021 Drugs in traditional eyedroppers can enter systemic blood circulation and may cause significant side effects . 1 Microdose delivery of phenylephrine 10% (PE - µD) was associated with significantly less systemic exposure than traditional eye drops (PE 10%). 2 Reduced Systemic Levels 1 Muller, M., van der Velpe , N., Jaap, W., van der Cammen , T.; Syncope and falls due to timolol eye drops. BMJ, 2006 April; 332:960 - 961 2 Ianchulev, I. High - precision piezo - ejection ocular microdosing : Phase II study on local and systemic effects of topical phenylephrine. Ther Deliv , 2018 Jan;9(1):17 - 27

10 Optejet : Demonstrated Effectiveness in Multiple Phase 3 Studies Microdosing a fixed combination of tropicamide - phenylephrine had a superior mydriatic effect compared to either component formulation 1 Microdose Efficacy 1 Wirta , D. Presented at ASCRS Annual Meeting, 2019, San Diego CA * * p=0.018

0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0 5 10 15 20 25 Six - Month Daily Treatment Compliance 28 Children Age 6 – 13 YO 1 11 Optejet : Impressive Treatment Compliance 1 Data on file with Eyenovia. 2 Naito, 2018; Patel, 1995; Winfield, 1990 3 Matsui, 1997 Real Improvement in Real World Use Average of compliance rates from published ophthalmic studies 2 Average of compliance rates from published pediatric studies 3 This compares favorably to the approximately 50% compliance rate for pediatric medications as a whole, or the 59 – 69% range published for adult topical ophthalmic drug users In an ongoing late - stage trial, among the initial group of children using the Optejet once - daily, average compliance was nearly 90% during 6 consecutive months of Optejet use

Optejet Platform: Potential High-Value Opportunities

Estimated Gross Margins Based on $100/Month Price[1]

82% - 94%

Next-Generation Ophthalmic Therapeutics

- Eyenovia's microdose therapeutics follow the 505(b)(2) registration pathway and are not currently regulated as medical devices or drug-device combinations
- The FDA categorizes the Optejet as a container closure system

Eyenovia Products Aim to Provide Competitive Pharmaceutical Margins:

- All pipeline products are Eyenovia's own proprietary micro-formulations
- Eyenovia currently owns the pharma-economics of the entire prescription value chain
- MicroLine has strong potential as a cash-pay cosmeceutical

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[1] Estimates for "at scale" (250,000 annual units minimum)

eyenovia

MicroLine for Presbyopia

Etiology

- The progressive loss of ability to focus on nearby objects
- Non-preventable, age-related hardening of the lens

Symptoms

- Tendency to hold reading material farther away to make the letters clearer
- Blurred vision at normal reading distance
- Eye strain, headaches after reading or doing close-up work

Normal Vision





Presbyopic Vision

Risk Factors

- Age
- Medical conditions and co-morbidities such as cardiovascular conditions, multiple sclerosis, and type 2 diabetes
- Drugs associated with premature symptoms include antidepressants, anti-histamines and diuretics

Diagnosis

- Basic eye exam, with refraction assessment

Sources: Mayo Clinic Presbyopia Overview. Wollfsohn et al. Prog Retin Eye Res. Fernandez et al. J Ophthalm. Accessed December 2018

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14 MicroLine Achieves Primary Endpoint in Phase 3 May 2021: Phase 3 VISION - 1 trial achieves primary endpoint Statistically significant proportion of subjects in treatment arm achieved three - line or more improvement in distance corrected near visual acuity Well tolerated with only mild adverse events; less than 3% brow ache 71% of study participants reported strong interest in using MicroLine if approved Registrational Phase 3 VISION - 2 study planned for H2 2021 Topline data anticipated in H1 2022

15 VISION - 1 Study Design • Double - masked, placebo - controlled, cross - over superiority trial • Phase 3 ( microdosed pilocarpine 1%, 2% and placebo) • Primary endpoint: binocular distance corrected near visual acuity • First patient enrolled in VISION 1: December 2020 VISION 1 Screening: Age 40 – 60 With Presbyopia Enrollment (N=120) MicroLine dose 1 1% pilocarpine MicroLine dose 2 2% pilocarpine Placebo

VISION - 1 TOPLINE RESULTS: 2% MicroLine Dose 1 o Outcome > 3 - line gain OR 7.7 Exploratory Outcome >2 - line gain OR 10.8 7 times more responders with Microline 2% than Placebo in primary analysis population Patients Report seeing improvement 71% Exit survey: Percent reporting significant improvement in near vision Key Safety Outcomes Microline 2% vs Placebo *In eye drop formulations, brow ache with pilocarpine is known to occur in 20 – 25% of patients MicroLine Placebo Mild, Transient Hyperemia 20% 7% Instillation Discomfort 2% 0% Brow ache* 3% 0%

17 VISION - 2 Study Design VISION 2 Enrollment (N=120) MicroLine Dose 1 (2% pilocarpine) Placebo Topline data anticipated mid - 2022 • Registrational, double - masked, placebo - controlled, cross - over superiority trial • Phase 3 ( microdosed pilocarpine 2% versus placebo) • Primary endpoint: binocular distance corrected near visual acuity • Enrollment to commence 2H 2021

18 There Exists a Significant Unmet Need in Presbyopia 18 million people 40 - 55 years of age who never previously needed glasses suffer from presbyopia in the US alone A multi - billion - dollar addressable market • Majority of presbyopia patients have never had to wear glasses prior to having difficulty with near vision • Having to wear glasses can be an inconvenience and an outward signal of aging • A “no glasses” option may be valuable and more convenient to patients • Eyenovia’s MicroLine is intended to be a companion product to spectacles, not a replacement • Provides freedom to use the product as needed

19 MicroLine Product Profile Effective at restoring functional vision, such as the ability to read a menu or cell phone Ability to use “as needed” without chronic dosing Rapid onset of action Easy to administer Low instance of side effects, particularly browache

20 Late - Stage Presbyopia Competitive Landscape Source: Company press releases and clinicaltrials.gov Company API Trial Primary EP Efficacy and Safety Status Pilocarpine 2% VISION - 1 (40 - 60 YO) Gain of 3 lines or more in mesopic, high contrast, binocular (DCNVA) at Hour 2 vs. placebo (vehicle) Met primary EP Excellent tolerability Completed; planning for VISION - 2 Pilocarpine 1.25% Gemini I, II (40 - 55 YO) Gain of 3 lines or more in mesopic, high contrast, binocular (DCNVA) at Day 30, Hour 3 vs. placebo (vehicle) Met primary EP Statements of 20% brow/headache PDUFA H2 2021 Nyxol (phentolamine 0.75%) and pilocarpine VEGA - 1 (phase II) Gain of 3 lines or more in photopic, binocular (DCNVA) over 6 hours vs. placebo (vehicle) Not Yet Completed Fully enrolled Brimochol (carbachol and brimonidine) NCT04774237 (phase II) Change from baseline in near VA Not Yet Completed Actively Recruiting; Topline expected mid 2021 Pilocarpine 0.2% and NSAID NEAR - 1 NEAR - 2 (45 - 64 YO) Gain of 3 lines or more at 40cm and no loss in BDCVA greater or equal to 5 letters at 4 meters on Day 8 Not Yet Completed Actively Recruiting

MicroPine for Progressive Myopia



Progressive of Myopic Maculopathy

Affects ~25M children in the US alone, with ~5M considered to be at high risk[4]

- Back-of-the-eye disease
- Mostly begins in early childhood, with a genetic link to myopic parents[1]
- Pathologic elongation of sclera/retina which can lead to significant morbidity and visual sequelae[2]
  - Retinal detachment
  - Myopic retinopathy
  - Vision loss
  - Quality of life
- Currently, no FDA-approved drug therapies to slow myopia progression
- Atropine may slow myopia progression by 60% or more[3]

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[1] Jones LA, Sinnott LT, Mutti DO, Mitchell GL, Moeschberger ML, Zadnik K. Parental history of myopia, sports and outdoor activities, and future myopia. Invest Ophthalmol Vis Sci. 2007 Aug;48(8):3524-32.
[2] Eye and Contact Lens. 2004; 30
[3] Chia A, Chua WH, Cheung YB, et al. Atropine for the treatment of childhood Myopia: Safety and efficacy of 0.5%, 0.1%, and 0.01% doses (Atropine for the Treatment of Myopia 2). Ophthalmology 2012;119:347-354
[4] Theophanous C. Myopia Prevalence and Risk Factors in Children. Clinical Ophthalmology. December 2018. U.S. Census Bureau, Current Population Survey, Annual Social and Economic Supplement, 2019.

eyenovia

22 Strategic Partnerships to Potentially Extend Commercial Reach Bausch Health Modern PowerPoint Presentation Arctic Vision Validating partnership for the development and commercialization of MicroPine and MicroLine Upfront payment: $4M Potential milestone payments and reimbursed development costs: $41.75M Commercial supply terms or royalties: mid - single digits Territory: Greater China (mainland China, Hong Kong, Macau and Taiwan) and South Korea Impacted population estimated at approx. more than 8x the US 1 Bausch Health Strategic partnership for the development and commercialization of MicroPine Upfront payment: $10M Potential milestone payments and reimbursed development costs: $50M ( Reimbursed development costs associated with Phase 3 CHAPERONE trial to begin immediately) Royalties on gross profit: mid - single digit to mid - teen percentages Territory: US and Canada US impacted population with high myopia estimated at approx. 3M 2,3 1 Min Chen, 2018 2 Theophanous C. Myopia Prevalence and Risk Factors in Children. Clinical Ophthalmology. December 2018. 3 U.S. Census Bureau, Current Population Survey, Annual Social and Economic Supplement, 2019.

23 Future Licensing Opportunities MydCombi MicroLine MydCombi MicroLine MicroPine Canada United States Central America South America Europe Australia New Zealand Africa Russia Middle East

MydCombi for Mydriasis

- Pharmacologic mydriasis (pupil dilation) is part of the comprehensive eye exam
  - Estimated 80 million office-based comprehensive and diabetic eye exams and 4 million ophthalmic surgical dilations performed annually in the United States
  - Essential for diabetic retinopathy, glaucoma and retina disease screening
  - An estimated $250 million US market opportunity[1]
- Places technology at the initial point-of-care with prescribers (ophthalmologists and optometrists)
- No direct contact increases patient safety by reducing potential cross contamination associated with the use of shared dilating drops in OD/OPH offices
- No anticipated reimbursement hurdles; expect to sell directly to ophthalmology and optometry practices
- NDA accepted March 2021



[1] $160M annual sales of pharmaceutical mydriatic products used during 80M office-based exams ($2 * 80M) + $80M of single bottle mydriatic agents used cataract replacement surgery ($20 x 4M)

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eyenovia

MydCombi™
Mydriasis Made Modern

MydCombi
Tropicamide 1%/Phenylephrine 2.5%
Ophthalmic Spray

- If approved, the only fixed combination of the two leading mydriatic medications in the US
- Administered with the push of a button, saving up to ten minutes of technician time[1]
- Touch-free, comfortable application with fewer than 1% of patients experiencing stinging discomfort[2]
- Lower drug and preservative exposure, including systemic absorption of phenylephrine, which can be problematic in hypertensive patients[2,3]
- Reliable in numerous patient practices. More than 9 out of 10 patients achieved clinically significant mydriasis at 35 minutes post-dosage[2]

[1] Denion E. et al, A 5-Minute Interval between Two Dilating Eye Drops Increases Their Effect. Optom Vis Sci. 2017 Aug
[2] Wirta, D. Presented at ASCRS Annual Meeting, 2019, San Diego CA
[3] Abelson, M., 2020. The Hows And Whys Of Pharmacokinetics. ReviewofOphthalmology.com; accessed 11/3/20

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26 MydCombi has a Superior Mydriatic Effect vs. Single Agents Mydriasis >5mm achieved in 88% of patients at 20 minutes, without the delay of instilling multiple drops Prompt Mydriasis Superior Efficacy Office & Surgical Use Modern PowerPoint Presentation MydCombi achieved superior efficacy over single - agent components Mydriasis >6 mm achieved in >93% of patients at 35 minutes post - dosage which is clinically meaningful for both office retinal exam and surgical dilation Presented by S. Rathi et al, American Academy of Optometry Annual Meeting, 2020 p=0.0183

MydCombi Launch Expenses:
A Fraction of a Typical Ophthalmic Drug Launch

eyenovia		Big Eye Pharma
11 FTE for $2.2 million Calling on large group practices in largest population centers for 50% reach at launch	Salesforce 	100 FTE for $20.0 million Calling on 18,000 doctors across the US for 80% reach at launch
Not needed. Product is a diagnostic bought by the practice.	Managed Care Group Q1 Sales	8 FTE for $1.6 million Often delay of up to 1 year to obtain formulary access.
$2.0 million Glossy pieces and interactive programs are not needed. Key Account People will train and leave a sample for evaluation.	Promotion 	$10.0 million Dinner meetings, large convention booths, investigational grants, advertising, lunch and learns.
Total: ~$4.2 million		**Total: ~$31.6 million**

Note: All figures above are estimates

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28 Intellectual Property An additional barrier is the clinical and regulatory hurdles a competitor would have to meet to gain approval for an 8µ dose Worldwide patents are granted on the dispenser, the drop size, velocity of delivery and data capture from the base unit, and are in effect until late 2031 Provisional patents have been filed on the Gen 2 dispenser and if approved will bring protection through 2040 Technology that has Multiple Layers of IP, Clinical and Regulatory Protection

Financial Snapshot 29 Nasdaq: EYEN Common Shares Outstanding 25.6M Equity Grants Outstanding Under Stock Plans 3.5M Warrants 2.0M Fully Diluted Shares 31.1M Cash $24.9M Debt (PPP loan) $0.5M All figures as of March 31, 2021

30 Appendix

Board of Directors Dr. Fred Eshelman Chairman Founder and former CEO of PPDI, founding chairman of Furiex Pharmaceuticals, and founder of Eshelman Ventures Dr. Ernest Mario Board Member Former Chairman and CEO of Reliant Pharmaceuticals, ALZA, and Glaxo Holdings Dr. Curt LaBelle Board Member Managing Director of GHIF venture fund and Co - Founder of Eyenovia General partner of Hatteras Venture Partners Kenneth Lee Jr. Board Member Managing Director, Equity Capital Markets at Suntrust Robinson Humphrey Charles Mather IV Board Member CEO, Zentalis Pharmaceuticals, Inc. Dr. Anthony Sun Board Member 31 CEO, CMO and Co - Founder of Eyenovia Dr. Sean Ianchulev Board Member Ophthalmologist - in - Chief Wills Eye Hospital Dr. Julia Haller Board Member

Making it Possible June 2021